“Focused manufacturer of engineered lifting equipment “ Corporate Presentation Manitex International, Inc. Corporate Presentation (NASDAQ:MNTX) August 2010 Exhibit 99.1

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Forward Looking Statements and Non-
GAAP Measures

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,”“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,”
“we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s earnings releases on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
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$2.00
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Company Snapshot

LTM Share Price Performance Company Description
Manitex International, Inc. provides engineered lifting
solutions. The company operates through two
segments, Lifting Equipment and Equipment
Distribution. The Lifting Equipment segment designs,
manufactures, and distributes boom trucks and crane
products. The Equipment Distribution segment sells,
services and distributes lifting equipment to end users.
The company was formerly known as Veri-Tek
International, Corp. and changed its name to Manitex
International, Inc. in May 2008. Manitex International
was founded in 1993 and is based in Bridgeview,
Illinois.
Financial Summary
Total Enterprise Value
(8/12/10):
$61.4 million
Market Cap (8/12/10): $28.0 million
LTM Total Revenue (6/3010): $71.5 million
LTM Net Income (6/30/10): $4.2 million
LTM EBITDA (6/30/10): $3.9 million
Stock Price (8/12/10) $2.46
Ticker / Exchange: MNTX / NASDAQ
$2.46

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Global provider of boom trucks, sign cranes and
specialized material handling equipment primarily used in
commercial, state, local and international government,
and military applications
•
Major industries served include energy (extraction and
processing), utilities, railroads, commercial building,
rental fleets, cargo transportation, and infrastructure
development – roads and bridges
•
Historically serving North American markets; recent
international diversification and growth
•
Business Model based in part on an aggressive program of making accretive acquisitions of complementary businesses
– High margin niche markets
– Including two in 2009 (Badger and Load King)
– Rely on seller financing (favorable terms, limited covenants)
Manitex International
Businesses
Corporate Presentation
“Focused
manufacturer of
engineered lifting
equipment “
Corporate Overview
Manitex International

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 5
Product Overview
Manitex, Manitex Liftking, Badger, Load King
• Badger Equipment has
manufactured specialized
earthmoving, railroad and
material handling
equipment since 1945 and
has built over 10,000 units
during its existence.
• Manufacturer of a complete
line of RT Forklifts, Special
Mission Oriented Vehicles,
Carriers, Heavy Material
Handling Transporters and
Steel Mill Equipment
• Manitex specializes in
engineered lifting
equipment and its
product family includes
Manitex Boom Trucks,
SkyCrane Aerial Platforms
and Sign Cranes
• Elk Point, South Dakota-based
manufacturer of specialized
custom trailers and hauling
systems typically used for
transporting heavy equipment.

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Key Management
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President &COO
20+ years principally with Rolls Royce, GKN Sinter Metals, Off-
Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Material Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing – Manitex
International
13+ years principally with Manitowoc

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
1) 2009 was a transformative year for Manitex
– Two major acquisitions
– Successfully developed new products for the utilities & railroad markets
• Maintained R&D spend to continue developing innovative products
– Major cost reductions
• $12.4 m reduction in costs in 2009 compared to 2008: Manufacturing cost reduction 48% or $7.8m, SG&A,
Corporate and R&D cost reduction of 34% or $4.6m
2) Experienced senior management
– Senior management has over 70 years of collective experience from well-known industrial leaders such as Terex, Manitowoc, Rolls Royce, GKN Sinter Metals, Off-Highway and Auto Divisions and Genie
3) The Company has a global presence with more than 20,000 units operating worldwide spanning equipment dealerships throughout the country
– High recurring revenue stream 24% of total sales (average 40% margin)
4) Growing market share
– Increased penetration in oil and gas, power grid and rail
– Rebounding military sales
– Expanding international sales
5) Focused on earnings, cash flow and working capital management

Investment Highlights

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 8
Company Timeline
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove.
January 2003:
Manitowoc divests
Manitex
December 2009:
Acquire Load King
Trailers
July 2009 Acquire Badger
Equipment Co
November 2006: Veri-
Tek Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges  into Veri-Tek,
Intl. (VCC)
2002 2003 2004 2005 2006 2007 2008 2009 2010

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 9
Acquisition History
Key Transactions
2002 Manitowoc was required to divest Manitex
July 2006 Merger of Manitex into Veri-Tek Intl (Amex: VCC)
November 2006 Manitex acquisition of Liftking
July 2007 Acquisition of Noble forklift product line
August 2007 Sale of assets & closure of legacy VCC business.
October 2008 Acquisition of assets of Crane & Machinery and Schaeff
Forklift
July 2009 Acquisition of Badger Equipment Company
December 2009 Acquisition of Load King Trailers

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Load King Trailers, an Elk Point, South
Dakota-based manufacturer of
specialized custom trailers and hauling
systems typically used for transporting
heavy equipment
•
Consideration of $3 million; Load King’s
last five years average annual revenues
were approximately $23 million
•
Niche product line, well-recognized
quality brand name and accomplished
management team
Recent Acquisitions
Highlights

•
Badger Equipment Co, a Winona,
Minnesota based manufacturer of
specialized rough terrain cranes and
material handling products
•
Stock purchase with consideration of
$5.1m: Badgers last five years average
annual revenues were approximately
$8m
•
Developing new rough terrain crane line
targeted for railroad, refinery and
construction markets
•
Long standing brand recognition and
crane legacy, with established railroad
and municipality relationships

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Recent Acquisitions (subject to approval)
CVS

•
June 30 2010 MNTX entered into an agreement to operate, on an exclusive rental basis, the business of CVS SPA, commencing July 1 2010
•
CVS SPA is located near Milan Italy and designs and manufactures a range of reach stackers and associated lifting equipment for the global container handling market
•
CVS had 2008 annual sales of $106m prior to the global downturn
•
The rental agreement has been filed with the Italian Court and includes an exclusive option to purchase the business at the conclusion of the Italian insolvency process (“Concordato Preventivo”) Rental period could extend for up to two years
•
Sales and profits are consolidated into Manitex International from July
2010. No debt or liabilities of “old CVS” were assumed. As at July 1, CVS has a backlog of orders of approximately $10m
•
Acquisition is transformational:
•
Adds global product offering
•
European manufacturing and design
•
Adds scale
•
Above average growth profile sectors of containers / ports / inter-
modal

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Replacement Parts & Service
Consistent Recurring Revenue
•
Recurring revenue of approximately 24% of total sales
•
Typical margins >40%
•
Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
–
Serve additional brands
–
Service team for crane equipment

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Pro-forma Revenues
•
Pro-forma revenues are based on 2007
revenue numbers for each respective
business, regardless of date of acquisition by
Manitex International
•
We believe Pro-forma revenues are more
representative of revenue opportunity than
revenues in the current phase of the
economic cycle

Manitex,  $80.0
Liftking,  $26.0
Crane & Machinery,  $18.1
Schaeff,  $3.3
Noble, $1.1
Badger,  $8.0
LoadKing,  $20.0
CVS Ferrari,  $80.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
Pro-forma Annual Revenue

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 14
Steadily Increasing Market Share
Even in Down Cycle
23.4%
16.7%
20.8%
29.6%
36.1%
76.6%
83.3%
79.2%
70.4%
63.9%
0
500
1000
1500
2000
2500
3000
0%
25%
50%
75%
100%
2005 2006 2007 2008 2009
Units Shipped
Market Share
Boom Truck Crane Market
MNTX Others Total Units Shipped

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Management saw the state of the world as an opportunity to cut costs and grow the business through acquisition at a very modest cost, notwithstanding reductions in its core markets
• $12.4 m reduction in costs in 2009 compared to 2008
• Management was successful in lowering costs to match decreases in sales; revenue decreased
47% from 2008-2009
•
With outside financing unavailable our model of negotiating seller financing fit circumstances perfectly
•
1   six months 2010 gross margin 23.7%, 117% increase in EBITDA, revenue trend higher throughout the half year
•
1   six months 2010 EBITDA margin of 8.6% was the best since 2007

2009/2010 Highlights
Opportunistic Cost Cutting
st
st

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Select Financial Data
Note: Includes continuing operations only.
* Includes gain on bargain purchase of $3,815

(USD in thousands)
2007 2008 2009
Revenue $ 106,946 $ 106,341 $ 55,887
Gross Margin 18.6% 16.4% 20.0%
EBITDA 8,461 5,416 1,982
EBITDA Margin 7.9% 5.1% 3.5%
Net Income 2,126 1,799 3,639 *
$106,946
$106,341
$55,887
$8,461
$5,416
$1,982
$2,126
$1,799
$3,639
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009
Revenue EBITDA Net Income

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Growth Drivers –
2010 and Beyond
•
World wide improvements in GDP, economic recovery
•
Increased market penetration with product developments and innovative distribution
•
Leverage synergy with railroad industry
•
Developed products specifically for the following industries:  Oil & Gas,
Railroads, Power Grid & Wind Power
•
Any significant governmental infrastructure spending will be a potential spark to recovery for Manitex
•
International expansion
– New dealership agreements reached in Middle East, Russia, & with Caterpillar Global
Distribution Network
– Achieved European CE Certification for 50 Ton Cranes in 2009.
– Manitex International made its first international sales in 2008 and has identified new markets to accelerate future growth (Russian market potential is estimated to be double that of North America)
– 2009 international sales were over 10% of revenue
•
CVS Ferrari is additive to the Company results

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Recent Developments
•
May 27, 2009 – Announced $7.0 million in new orders including $5.0 million for commercial boom truck cranes for the owner-operated and rental markets and
$2.0 million for Liftking military container handling forklifts.
•
July 10, 2009 – Acquired Badger Equipment Company for $3.0 million; adds another niche product line of rough terrain cranes and expands dealer network.
•
December 2, 2009 - Announced $7.6 million of orders received for 1 st
half of
2010
•
December 31, 2009 - Acquired Load King Trailers
•
February 8, 2010 – Announced $4 million of orders for end of 1 st
half of 2010
•
June 9, 2010 – Announced $5 million of orders for 2
nd
half of 2010
•
June 30, 2010 – Announced signing of exclusive Operating Agreement for business of CVS
•
August 5, 2010 – Announced $5 million of orders for 2010 for Manitex boom truck cranes for Canadian dealers

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Business Strategy
•
Diversify product offering through acquisition and maintained R&D
– Increased R&D spending as a percent of sales
•
International diversification, focus on growth markets, oil, gas, commodities mining
– Russia / CIS market  > double North America
– Middle East
•
Expand margins through commitment to improved sourcing and manufacturing efficiencies
•
Pursue cross-sell opportunities and add depth to distribution network.
– Manitex – 32 dealers covering all 50 states.
– Liftking – Combination of direct sales and dealer network – and military
– Noble Forklifts – Caterpillar distribution.
– Crane & Machinery – Direct sales of Manitex products.
–
Badger –
Strong presence in rail and municipalities.
– Load King – Complementary to material handling and Badger products
•
Increase recurring revenues through replacement parts contracts.
•
Consolidate through accretive acquisitions of specialized industrial equipment companies.

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Summary
Delivering sound operational and financial performance despite the historic economic and industry-specific challenges
• Growing market share
• Increased penetration in oil and gas, power grid and rail
• Rebound in military sales
• Penetration into rental markets and networks
• International orders are increasing
• We have successfully scaled our business to perform in the current market conditions through cost rationalization
• Focused on earnings, cash flow and working capital management

“Focused manufacturer of engineered lifting equipment “ Corporate Presentation Appendix 21 Manitex International, Inc. Corporate Presentation August 2010

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Key Figures - Quarterly

$11,848
$21,970
$19,502
$594
$1,823
$1,732
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q2-2009 Q1-2010 Q2-2010
$0
$500
$1,000
$1,500
$2,000
Net Sales EBITDA
USD thousands Q2-2009 Q1-2010 Q2-2010
Net sales $11,848 $21,970 $19,502
          % change in Q2-2010 to
prior period
65% -11%
Gross profit 2,477 5,212 4,607
        Gross margin % 20.9% 23.7% 23.6%
Operating expenses  2,446 4,169 3,658
Net (loss) Income (117) 307 213
EBITDA 594 1,823 1,732
          EBITDA % of Sales 5.0% 8.3% 8.9%
Backlog ($ million) 15.5 21.8 24.9

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Summarized Balance Sheet

Current assets $44,855 $40,147 $40,685
Fixed assets 11,053 11,804 5,878
Other long term assets 41,694 42,734 39,665
Total Assets $97,602 $94,685 $86,228
Current liabilities 15,579 14,569 17,062
Long term liabilities 40,974 39,688 34,152
Total Liabilities $56,553 $54,257 $51,214
Shareholders equity 41,049 40,428 35,014
Total liabilities & Shareholders equity $97,602 $94,685 $86,228
31-Dec-08 31-Dec-09 30-Jun-10

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Working Capital
$000 Q2 2010 Q4 2009 Q2 2009
Working Capital $29,276 $25,578 $21,304
Days sales outstanding 69 67 66
Days payable outstanding 57 73 68
Inventory turns 2.2 1.7 1.7
Quarterly EBITDA 1,732 426 594
Quarterly EBITDA % of sales 8.9% 2.9% 5.0%
Current ratio 2.9 2.8 2.9
•Increase in working capital Q2-2010 v Q4-2009 principally from increased cash ($1.2m), accounts receivable ($3.8m) offset by reduced inventory
($0.7m) and increased accounts payable and accruals ($0.9)
•Continued strength of current ratio

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Debt and Liquidity
$000 Q2-2010 Q4-2009 Q2-2009
Total Cash 1,485 287 97
Total Debt 34,955 33,511 25,142
Total Equity 41,049 40,428 35,162
Net capitalization 74,519 73,652 60,207
Net debt / capitalization 44.9% 45.1% 41.6%
•Ebitda
for Q2-2010 at 8.9% of sales is best performance since Q3-2007
•Net debt reduction in Q2-2010 of $0.7m: Net usage on lines of credit $0.9m, repayment on notes and leases ($0.6m)
•Revolver facility, based on available collateral at June 30, 2010 was $22.4m
•Total availability, including cash, at June 30, 2010 $4.6m
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash